EXHIBIT 10-a

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     This First Amendment to Credit Agreement (this "Amendment") is made as of this 7th day of March, 1997 (the "Effective Date"), by and among Watkins-Johnson Company, a California corporation (the "Borrower"), the Banks (each a "Bank" and collectively, the "Banks") named in the Credit Agreement referred to below, ABN AMRO Bank N.V., as letter of credit issuing bank (in such capacity, the "Issuing Bank"), and ABN AMRO Bank N.V., as Agent, (in such capacity, the "Agent").

                                    RECITALS

     A. The Borrower, the Banks, the Issuing Bank, and the Agent have executed that certain Credit Agreement dated as of November 30, 1995 (the "Credit Agreement").

     B. The Borrower has requested that the Banks, the Issuing Bank, and the Agent enter into this Amendment in order to allow the Borrower to take certain writedowns of inventory while avoiding adverse consequences under the Credit Agreement.

     C. Upon the terms and conditions appearing herein, the Banks and the Agent have agreed to enter into this Amendment.

                                   AGREEMENT

     1. Amendments to Credit Agreement.

          1.1 Section 1.01 of the Credit Agreement is hereby amended by amending the definition of "Consolidated EBITDA" to read in its entirety as follows:

          "Consolidated EBITDA" means, for any period, Consolidated Net Income plus Consolidated Interest Expense plus income tax expense plus depreciation expense and amortization expense which were deducted in determining Consolidated Net Income, of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP; except that, solely for the purpose of calculating Consolidated EBITDA for the Borrower's fiscal quarter ending December 31, 1996, there shall be added back into Consolidated Net Income any non-cash charges (not to exceed $9,500,000 on a pre-tax basis) relating to writedowns of inventory taken in such fiscal quarter.

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          1.2  Section  10.02(d) of the Credit  Agreement  is amended to read in full as follows:

          During any period of four consecutive fiscal quarters, the Borrower, on a consolidated basis, shall not incur (a) more than two quarterly net or operating losses or (b) net or operating losses in excess of $10,000,000 in the aggregate for any one or two quarters. The Borrower, on a consolidated basis, shall be profitable for any period of four consecutive fiscal quarters. In calculating Consolidated Net Income for the Borrower's fiscal quarter ending December 31, 1996 for the purpose of determining the Borrower's profitability under the immediately preceding sentence only, there shall be added back into Consolidated Net Income any non-cash charges (not to exceed $6,460,000 on a post-tax basis) relating to writedowns of inventory taken in such fiscal quarter; and

     2. Effectiveness of Amendment.

     This Amendment will become effective as of the Effective Date, subject to the satisfaction of the following conditions on or before March 14, 1997.

          (a) The Agent shall have received from each of the Borrower, the Issuing Bank, and the Banks a duly executed original of this Amendment;

          (b) No Default or Event of Default shall have occurred and be continuing on the Effective Date (and the Borrower shall have delivered to the Agent a certificate to that effect executed by a Responsible Officer of the Borrower);

          (c) The Agent shall have received a duly executed certificate of the Secretary or Assistant Secretary of the Borrower, dated the Effective Date, certifying the resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and the performance of the Borrower's obligations under the Credit Agreement, as amended hereby;

          (d) Each of the  representations  and  warranties set forth in Article
9.01 of the Credit Agreement shall be true and correct as of the Effective Date (and the Borrower shall have delivered to the Agent a certificate to that effect executed by a Responsible Officer of the Borrower); and

          (e) The Borrower shall have delivered to the Banks, at the Borrower's expense, an originally executed opinion of the Borrower's General Counsel concerning this Amendment in form and substance satisfactory to the Agent.

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     If acceptable to the Agent,  any of the above documents may be delivered to the Agent by facsimile with the original copy to follow by mail or courier. Upon the apparent satisfaction of the above conditions, the Agent will notify the Borrower and the Banks of such fact; provided, however that any failure by the Agent to provide such notice shall have no effect on the effectiveness of this Amendment.

     3. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or to execute similar amendments under the same or similar circumstances in the future.

     4. Miscellaneous.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto, and all references to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment.

          (b) This Amendment shall be binding and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with the Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one in the same agreement. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile-transmitted document purportedly bearing the signature of a Bank or the Borrower shall bind such Bank or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile-transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, reflects the entire agreement among the Borrower, the Banks and the Agent with respect to the matter set forth herein and therein and supersedes any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto.

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          (f) If any  term  or  provision  of this  Amendment  shall  be  deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions o f this Amendment or the Credit Agreement, respectively.

          (g) The Borrower covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses reasonably incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

          (h) All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

                                        THE BORROWER

                                        WATKINS-JOHNSON COMPANY

                                        By /s/ W. Keith Kennedy
                                          --------------------------------------
                                          Title: President and CEO

                                        By /s/ Scott G. Buchanan
                                          --------------------------------------
                                          Title: Vice President and CFO

                                        THE AGENT

                                        ABN AMRO BANK N.V.

                                        By /s/ Robin S. Yim
                                          --------------------------------------
                                          Title: Group Vice President

                                        By /s/ Robert N. Hartinger
                                          --------------------------------------
                                          Title: Senior Vice President


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                                        THE BANKS

                                        ABN AMRO BANK N.V., as Bank and Issuing
                                        Bank

                                        By /s/ Robin S. Yim
                                          --------------------------------------
                                          Title: Group Vice President

                                        By /s/ Robert N. Hartinger
                                          --------------------------------------
                                          Title: Senior Vice President


                                        UNION BANK OF CALIFORNIA, N.A.,
                                        successor in interest to Union Bank

                                        By /s/ Wade Schluetar
                                          --------------------------------------
                                           Title: Vice President


                                        THE FIRST NATIONAL BANK OF BOSTON

                                        By /s/ Teresa J. Heller
                                          --------------------------------------
                                           Title: Director


                                        THE FIRST NATIONAL BANK OF MARYLAND

                                        By /s/ Andrew W. Fish
                                          --------------------------------------
                                           Title: Vice President


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION

                                        By /s/ Steve L. Parry
                                          --------------------------------------
                                           Title: Vice President

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